Inventories	12 Months Ended
Jun. 30, 2026
Inventories
Inventories

18.    Inventories

LuxExperience Group’s inventories consist mainly of finished goods merchandise acquired from fashion designers. Inventories are measured at the lower of cost or net realizable value. Net realizable value is estimated as the amount at which inventories are expected to be sold, considering seasonal fluctuations in selling prices, less estimated costs necessary to complete the sale.

Inventory is written down when its net realizable value falls below its carrying amount and reversed when the circumstances that previously caused the write-down no longer exist or when there is clear evidence of an increase in net realizable value. Positive amounts primarily reflect the utilization of previously recognized inventory write-downs relating to inventory that was sold during the period or the reversal of previously recognized write-downs.

The amounts recognized in profit or loss in relation to inventories were as follows:

	As of June 30,
(in € thousands)	2024	2025	2026
Cost of inventories sold	449,590	640,913	1,341,037
Inventory (write-downs) and utilization or reversal of previously recognized write-downs	6,658	(1,474)	(1,258)

Specific inventory located in the Leipzig warehouse, with a carrying amount of approximately €371.0 million as of June 30, 2026 (June 30, 2025: €348 million), serves as collateral under the Group’s revolving credit facility agreement. The pledged inventory remains in the Group’s possession and is used and managed in the ordinary course of business.